UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2006
VALOR COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

001-32422 (Commission File Number)	20-0792300 (IRS Employer Identification No.)

201 E. John Carpenter Freeway, Suite 200, Irving, Texas (Address of principal executive offices)	75062 (Zip Code)
Registrant’s telephone number, including area code: (972) 373-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Press Release Relating to Stockholder Approval of Previously Announced Merger.
On June 27, 2006, VALOR Communications Group, Inc. issued a press release announcing that Stockholders voted in favor of all merger-related and other proposals at its annual/special meeting of stockholders held June 27, 2006.
The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
A copy of the press release relating to the stockholder meeting voting results is furnished by attachment hereto as Exhibit 99.1.

Exhibit Number	Description
99.1	Press Release dated June 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALOR COMMUNICATIONS GROUP, INC.

Date: June 27, 2006	/s/ William M. Ojile, Jr.

	Name: Title:	William M. Ojile, Jr. Senior Vice President, Chief Legal Officer and Secretary